UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5th, 2018

America Great Health
(Exact name of registrant as specified in charter)

WYOMING
(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA 91803	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 576-1299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5th, 2018, America Great Health, a California Corporation (“AAGH California”), a wholly owned subsidiary of America Great Health (the “Company”), entered into a Sino-foreign Co-operative Joint Venture Contract (the “JV Agreement”) with Guangzhou Bona Biotechnology Co., Ltd. (“Bona”) pursuant to which the parties will establish a joint venture (the “JV Company”) for the purpose of promoting and developing sales chanels for health and cosmetics related products supplied by AAGH California in the mainland of the People’s Republic of China, the Hong Kong Special Administration Region and the Macau Special Administration Region (together, the “China Market”).
Pursuant to the JV Agreement, AAGH California and Bona will each own 49% and 51% of the JV Company, respectively. AAGH California will contribute the initial products supply in equivalent of cash amount of RMB 2.45 million to the JV Company and Bona will contribute any required operating capitals, experienced sales team, promotional effort, and customer servies to ensure normal day to day operation of the JV Company. Bona will also be responsible for acquiring any required government permits, sales permits, and business licenses for the JV Company.
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from risks and uncertainties beyond the Company’s control. Additional factors that could materially impact the Company’s results and operations can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH
Date: March 5th, 2018
By:     /s/ Mike Wang
Name:    Mike Wang
Title:      President